Exhibit 10.1	EXECUTION COPY

ALLOCATION SETTLEMENT AGREEMENT

(APAC/CALA)

This agreement (the “Agreement”) dated as of the 19th day of June, 2012 is entered into by and among the following parties:

(a)	Nortel Networks Corporation (“NNC”), Nortel Networks Limited (“NNL”) and the other entities set forth in Schedule 1 attached hereto (the “Canadian Debtors”),

(b)	Nortel Networks Inc. (“NNI”) and the other entities set forth in Schedule 2 attached hereto (the “US Debtors”),

(c)	Nortel Networks UK Limited (In Administration) (“NNUK”) and the other entities set forth in Schedule 3 attached hereto (the “EMEA Debtors”) which are acting by their joint administrators Alan Robert Bloom, Stephen John Harris, Alan Michael Hudson and Christopher John Wilkinson Hill of Ernst & Young LLP of 1 More London Place, London SE1 2AF (other than Nortel Networks (Ireland) Limited (“NNIR”), for which David Hughes of Ernst & Young Chartered Accountants of Harcourt Centre, Harcourt Street, Dublin 2, Ireland and Alan Robert Bloom serve as joint administrators) (the “Joint Administrators”), who act as agents for the EMEA Debtors without any personal liability whatsoever,

(d)	Nortel Networks (Northern Ireland) Limited (in liquidation) (“NNNIR”) and Nortel Networks Optical Components Limited (in liquidation) (“NNOCL”) (the “EMEA Liquidation Debtors”) which in the case of NNNIR, is acting by its joint liquidators Elizabeth Anne Bingham and Kerry Lynne Trigg of Ernst & Young LLP of 1 More London Place, London SE1 2AF and in the case of NNOCL is acting by its joint liquidators Samantha Keen and Kerry Lynne Trigg of Ernst & Young LLP of 1 More London Place, London SE1 2AF (the “Joint Liquidators”), who act as agents for the EMEA Liquidation Debtors without any personal liability whatsoever,

(e)	Nortel Networks S.A. (In Administration and liquidation judiciare) (“NNSA”), a corporation incorporated under the laws of France, represented by the Joint Administrators and Maître Cosme Rogeau, 26, avenue Hoche, 78000 Versailles as the “Liquidateur Judiciaire” (the “NNSA Office Holder”), who act as agents for NNSA without any personal liability whatsoever,

(f)	certain non-filed affiliates of NNC as set forth in Schedule 4 attached hereto and identified as the APAC Entities, including their respective branch offices (the “APAC Entities”),

(g)	certain non-filed affiliates of NNC as set forth in Schedule 5 attached hereto and identified as the CALA Entities, including their respective branch offices (the “CALA Entities”, and together with the APAC Entities, the “Non-Filed Entities”),

(h)	certain non-filed affiliates of the EMEA Debtors as set forth in Schedule 6 hereto and identified as the EMEA NFEs (the “EMEA NFEs”),

(i)	the Joint Administrators,

(j)	the Joint Liquidators,

(k)	the NNSA Office Holder,

(l)	Ernst & Young Inc. in its capacity as monitor (the “Monitor”) in the Canadian Proceedings (defined below) of the Canadian Debtors, and

(m)	The Creditors’ Committee (as defined below).

The Canadian Debtors, the US Debtors, the EMEA Debtors, the EMEA Liquidation Debtors, NNSA, the Non-Filed Entities, the Joint Administrators, the Joint Liquidators, the NNSA Office Holder, the EMEA NFEs, the Monitor and the Creditors’ Committee are referred to herein each as a “Party” and collectively as the “Parties”. The Canadian Debtors, the US Debtors, the EMEA Debtors, the EMEA Liquidation Debtors, NNSA, the EMEA NFEs, and the Non-Filed Entities are referred to herein each as a “Nortel Party” and collectively as “Nortel” or the “Nortel Parties”. The Joint Administrators and the Joint Liquidators, in their respective personal capacities, shall be party to this Agreement as provided in Sections 8.5 and 8.6 respectively and solely for the purpose of obtaining the benefit of the provisions of this Agreement expressed to be conferred on or given to them and references to the Parties shall be construed accordingly.

RECITALS:

WHEREAS, on January 14, 2009 (the “Filing Date”), the Canadian Debtors commenced creditor protection proceedings before the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”) under the Companies’ Creditors Arrangement Act (Canada), in connection with which Ernst & Young Inc. was appointed as Monitor (the “Canadian Proceedings”); and

WHEREAS, on the Filing Date, the US Debtors (other than Nortel Networks (CALA) Inc., whose filing date was July 14, 2009) filed petitions in the United States Bankruptcy Court for the District of Delaware (the “US Court” and, together with the Canadian Court, the “Courts”) under chapter 11 of title 11 of the United States Code, (the “US Proceedings”) and the official committee of unsecured creditors (the “Creditors’ Committee”) was appointed in such proceedings by the US Court on January 22, 2009; and

WHEREAS, on the Filing Date, NNUK, NNIR, NNSA and the other EMEA Debtors commenced administration proceedings before the High Court of Justice in London, England, represented by individuals from Ernst & Young LLP, and, in the case of NNIR only, Ernst & Young Chartered Accountants, serving as administrators in such proceedings; and

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WHEREAS, on April 28, 2010, NNNIR commenced a members’ voluntary liquidation with individuals from Ernst & Young LLP serving as liquidators in such liquidation; and

WHEREAS, on July 29, 2011, NNOCL commenced a creditors’ voluntary liquidation with individuals from Ernst & Young LLP serving as liquidators in such liquidation; and

WHEREAS, while the administration proceedings in respect of NNSA under the United Kingdom Insolvency Act 1986 are continuing, subsequent to the Filing Date, NNSA commenced secondary insolvency proceedings within the meaning of Article 27 of the European Union’s Council Regulation (EC) No 1346/2000 on Insolvency Proceedings in the Republic of France pursuant to which the NNSA Office Holder and Maître Franck Michel were appointed by the Versailles Commercial Court (Docket No. 2009P00492) for NNSA (the “NNSA Secondary Proceedings”); and

WHEREAS, as of the date hereof, the Non-Filed Entities and the EMEA NFEs are not subject to any insolvency, bankruptcy or other creditor protection proceedings; and

WHEREAS, subsequent to the Filing Date, Nortel, in consultation with its various creditor constituencies, determined to divest its various businesses and assets to third party buyers (each such sale as listed on Schedule 7 hereof, a “Global Sale”); and

WHEREAS the Global Sales have now been completed and the net proceeds (the “Sale Proceeds”) of the Global Sales have been or will be deposited into various escrow accounts pursuant to various escrow agreements (the “Global Sales Escrow Agreements”) executed in connection with the Global Sales; and

WHEREAS certain of the Non-Filed Entities and the EMEA NFEs are “Sellers” under the various Global Sales and “Depositors” under certain of the Global Sales Escrow Agreements, as listed on Schedule 8 attached hereto, (the “Escrow Agreements”, and the related escrow accounts the “Escrow Accounts”); and

WHEREAS various of the Parties, together with certain creditor constituencies, have entered into negotiations with respect to the resolution of the allocation of Sale Proceeds among the Sellers; and

WHEREAS pursuant to various settlements, all applicable escrow agreements have been amended to remove all references to each of o.o.o. Nortel Networks, Nortel Networks Israel (Sales and Marketing) Limited and Nortel Communications Holdings (1997) Ltd. as Depositors, such that none of those entities shall have any further rights or obligations under such escrow agreements and/or the rights and obligations of those entities under such Escrow Agreements have been assigned to certain of the Parties; and

WHEREAS pursuant to an order of the Canadian Court and the US Court, any term or condition of the MEN Distribution Escrow Agreement entered into as of March 19, 2010 that explicitly or implicitly requires the consent or participation of Nortel Networks de Colombia S.A. is now forever deemed not to require such consent or participation; and

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WHEREAS the Parties wish to agree upon the aggregate allocation of Sale Proceeds attributable to the Non-Filed Entities on the terms and conditions set out herein and resolve certain other issues outstanding among them; and

WHEREAS the Parties further wish to settle and resolve various amounts and balances in respect of outstanding amounts owing among the Non-Filed Entities, inter se, or between a Non-Filed Entity and any other Nortel Party;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE I — ALLOCATION OF SALE PROCEEDS

1.1	Allocation to the Non-Filed Entities

(a)	In full and final settlement of the claims of the Non-Filed Entities to the allocation of any Sale Proceeds, each of the Non-Filed Entities shall be entitled to an allocation of the Sale Proceeds in the amounts set forth on Appendix A attached hereto (each, a “Settlement Share”), which amounts for all the Non-Filed Entities aggregate to US$44,900,000 (the “Settlement Amount”). The Settlement Amount shall be drawn from the various Escrow Accounts as indicated on Appendix A.

1.2	Each Party acknowledges and agrees that, upon the Escrow Release Trigger Date (as defined below):

(a)	JPMorgan Chase Bank, N.A., in its capacity as the distribution agent for the Escrow Accounts and the Intermediate Distribution Account (as defined below) (the “Escrow Agent”), will be authorized and directed by the applicable Depositors and the Estate Fiduciaries (as defined in the Escrow Agreements) (the Depositors and the Estate Fiduciaries collectively, the “Escrow Parties”) to (i) establish a non-interest bearing intermediate distribution account (the “Intermediate Distribution Account”), (ii) withdraw the Settlement Amount from the Escrow Accounts in accordance with Appendix A and deposit it in the Intermediate Distribution Account, and (iii) disburse the Settlement Amount from the Intermediate Distribution Account to the Non-Filed Entities and those other Nortel Parties receiving Net Cash Balance Payments (as defined below) (each such entity, an “Intercompany Creditor” and, collectively with the Non-Filed Entities receiving distributions hereunder, the “Settlement Payment Parties”) in the amounts indicated on Appendix B attached hereto (each amount to be transmitted to a Settlement Payment Party, as may be adjusted in accordance with Section 3.5 hereof, an “Aggregate Settlement Share”), which disbursements shall, in the case of those made to Intercompany Creditors, satisfy the Net Cash Balance Payments.

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(b)	Each Party acknowledges and agrees that withdrawals by the Escrow Agent from the Escrow Accounts and the transmission by the Escrow Agent of the Aggregate Settlement Shares shall be made in accordance with the Escrow Release Instructions described in Sections 6.2 and 6.3 hereof.

(c)	Upon transmission by the Escrow Agent of all Aggregate Settlement Shares to each of the relevant Settlement Payment Parties (the date of such transmission, the “Escrow Release Effective Date”), the Escrow Agent shall have no further obligation or liability to the Parties for the allocation or division of the Settlement Amount among the Nortel Parties.

ARTICLE II — FULL AND FINAL SETTLEMENT

2.1

The Parties hereby acknowledge and agree that Appendix C-1 hereto lists both the pre-filing and post-filing intercompany payables and receivables among the Non-Filed Entities, inter se, and between a Non-Filed Entity and any other Nortel Party, as of September 30, 2011. The Parties further acknowledge and agree that, upon the Escrow Release Effective Date, (a) the pre-filing amounts set out in Appendix C-1 under the heading “Net pre-filing balance as at September 30, 2011”, are deemed partially or wholly satisfied to the extent paid through Net Cash Balance Payments as set forth on Appendix C-1, or to the extent otherwise paid under this Agreement; (b) the pre-filing amounts set out in Appendix C-1 under the heading “Remaining Pre-filing balance”, as such amounts may have been reduced by payments made after September 30, 2011, including, without limitation, the payments specified on Appendix C-2 hereto, shall supersede (i) any amounts reflected in the schedules filed by the US Debtors in the US Proceedings with respect to pre-filing amounts owed to any Non-Filed Entity, (ii) any proofs of claim relating to a pre-filing Claim (as defined below) that have been or could have been filed by or on behalf of the Non-Filed Entities or any of their predecessors, successors and assigns, each in such capacities, in the US Proceedings, (iii) any assertion or allegation of a pre-filing Claim which any of the Non-Filed Entities or any of their predecessors, successors, and assigns, each in such capacities, may have against the Canadian Debtors whether filed pursuant to the Canadian Debtors’ various claims procedures or otherwise, (iv) any assertion or allegation of a pre-filing Claim which any of the Non-Filed Entities or any of their predecessors, successors, and assigns, each in such capacities, may have against the EMEA Debtors whether filed pursuant to the EMEA Debtors’ informal claims procedure or otherwise which could be the subject of a proof of claim in the administration or any subsequent insolvency process of the EMEA Debtors, and (v) any assertion or allegation of a pre-filing Claim which any of the Non-Filed Entities or any of their predecessors, successors, and assigns, each in such capacities, may have against NNSA in the administration proceedings whether filed pursuant to the EMEA Debtors’ informal claims procedure or otherwise which could be the subject of a proof of claim in the administration or any subsequent insolvency process of NNSA, provided that any pre-filing Claim that has been or could have been filed by or on behalf of the Non-Filed Entities or any of their predecessors, successors, and assigns

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in the NNSA Secondary Proceedings shall not be affected by this Agreement and shall only be admitted for proof in the NNSA Secondary Proceedings in the amount accepted by the NNSA Office Holder in the formal proof of debt process in the NNSA Secondary Proceedings (the “NNSA Proof Process”) (as such amount may be adjusted in accordance with the applicable French law) and not to the extent any such pre-filing Claim has been rejected or disallowed or not previously filed or declared in such proceedings; (c) the post-filing amounts set out in Appendix C-1 under the heading “Net post-filing position as at September 30, 2011”, as such amounts may have been reduced by payments made after September 30, 2011, including, without limitation, the payments specified on Appendix C-2 hereto, shall supersede (i) any proofs of claim relating to a post-filing Claim arising prior to September 30, 2011 that have been or could have been filed by or on behalf of the Non-Filed Entities or any of their predecessors, successors and assigns, each in such capacities, in the US Proceedings, (ii) any assertion or allegation of a post-filing Claim arising prior to September 30, 2011 which any of the Non-Filed Entities or any of their predecessors, successors and assigns, each in such capacities, may have against the Canadian Debtors whether filed pursuant to the Canadian Debtors’ various claims procedures or otherwise, (iii) any assertion or allegation of a post-filing Claim arising prior to September 30, 2011 which any of the Non-Filed Entities or any of their predecessors, successors and assigns, each in such capacities, may have against the EMEA Debtors whether filed pursuant to the EMEA Debtors’ informal claims procedure or otherwise which could be the subject of a proof of claim in the administration or any subsequent insolvency process of the EMEA Debtors and (iv) any assertion or allegation of a post-filing Claim arising prior to September 30, 2011 which any of the Non-Filed Entities or any of their predecessors, successors and assigns, each in such capacities, may have against NNSA in the administration proceeding whether filed pursuant to the EMEA Debtors’ informal claims procedure or otherwise which could be the subject of a proof of claim in the administration or any subsequent insolvency process of NNSA, provided that any post-filing Claim that has been or could have been filed by or on behalf of the Non-Filed Entities or any of their predecessors, successors, and assigns in the NNSA Secondary Proceedings shall not be affected by this Agreement and shall only be admitted for proof in the NNSA Secondary Proceedings in the amount accepted by the NNSA Office Holder in the NNSA Proof Process (as such amount may be adjusted in accordance with applicable French law) and not to the extent any such post-filing Claim has been rejected or disallowed or not previously filed or declared in such proceedings; (d) that all such schedules, proofs of claim and allegations or assertions of such pre-filing and post-filing Claims are hereby (i) deemed amended such that they are superseded by the amounts set forth on Appendix C-1 under the headings “Remaining pre-filing balance” and “Net post-filing position as at September 30, 2011”, as the case may be, which shall be the only amounts owed by the US Debtors, the Canadian Debtors, the EMEA Debtors or NNSA to the Non-Filed Entities with respect to such Claims, and (ii) deemed (as so amended) approved, agreed, allowed or admitted (as applicable) in the amounts set forth on Appendix C-1, and otherwise deemed disallowed or rejected, provided, however, in each case, as such amounts on Appendix C-1 are subject to reduction by payments made after September 30, 2011 including, without limitation, the payments specified on Appendix C-2, provided, further, however, in each case, that such pre-filing and post-filing Claims that

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have been or could have been filed by or on behalf of the Non-Filed Entities or any of their predecessors, successors, and assigns in the NNSA Secondary Proceedings shall not be affected by this Agreement and shall only be admitted for proof in the NNSA Secondary Proceedings in the amount accepted by the NNSA Office Holder in the NNSA Proof Process (as such amount may be adjusted in accordance with applicable French law) and not to the extent any such post-filing Claim has been rejected or disallowed or not previously filed or declared in such proceedings, and provided, further, that nothing in this Section 2.1 is intended to waive or release any Surviving Obligation (as defined below) or the US Estate Carve-Out (as defined below); and (e) that none of the Canadian Debtors, EMEA Debtors, US Debtors or other Nortel Parties will make, join or support in any objection to or rejection of all or any portion of the pre-filing and post-filing Claims in the amounts set forth on Appendix C-1 or make, propose, file or support any plan, scheme of arrangement, or other arrangement, appeal, application, or request for relief in any court that is inconsistent with this Agreement.

2.2	In consideration of the obligations, covenants and rights of the Parties set forth in this Agreement, the Parties hereby agree that, upon transmission by the Escrow Agent of all Aggregate Settlement Shares to each of the relevant Settlement Payment Parties, this Agreement shall constitute a full and final settlement of any and all Claims (a) by the Non-Filed Entities as against the Releasees (as defined below) and (b) by each of the Parties to this Agreement as against the NFE Releasees (as defined below) in each case, up to the date of this Agreement, except for (i) the pre-filing amounts set forth on Appendix C-1 under the heading “Remaining pre-filing balance”, as such amounts may have been reduced by payments made after September 30, 2011, including, without limitation, the payments specified on Appendix C-2 hereto, which for the avoidance of doubt constitutes only a partial and non-exhaustive listing of such payments (the “Remaining Balances”); (ii) the post-filing amounts set forth on Appendix C-1 under the heading “Net post-filing position as at September 30, 2011”, as such amounts may have been reduced by payments made after September 30, 2011, including, without limitation, the payments specified on Appendix C-2 hereto, which for the avoidance of doubt constitutes only a partial and non-exhaustive listing of such payments, or increased by obligations arising in the ordinary course of business through the trading of goods or the provision of services occurring on or after October 1, 2011; (iii) obligations set forth on Appendix C-3; (iv) obligations arising under the APAC Restructuring Agreement (as defined below) as amended hereby; and (v) obligations arising under this Agreement ((i) through (v), collectively, the “Surviving Obligations”) and subject to the US Estate Carve-Out (as defined below).

ARTICLE III — APAC RESTRUCTURING AGREEMENT

AMENDMENTS AND RELATED MATTERS

3.1	Each Party hereto that is also a “Party” to the Asia Restructuring Agreement dated as of November 5, 2009 (the “APAC Restructuring Agreement”) among the Canadian Debtors, the US Debtors, the EMEA Debtors, NNSA, and the APAC Entities signatory thereto (collectively, the “APAC Restructuring Agreement Parties”) acknowledges and agrees that the APAC Restructuring Agreement shall remain in full force and effect following the consummation of the transactions contemplated herein, except as expressly amended by this Agreement.

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3.2	Upon transmission by the Escrow Agent of all Aggregate Settlement Shares to each of the relevant Settlement Payment Parties, the APAC Restructuring Agreement Parties acknowledge and agree that the APAC Debtors (as defined in the APAC Restructuring Agreement, the “APAC Debtors”) have, to date, fully satisfied their obligations under Sections 10 and 11 of the APAC Restructuring Agreement and that (i) such APAC Debtors shall have no further obligations under Sections 10 and 11 of the APAC Restructuring Agreement, (ii) the obligations of such APAC Debtors to provide security interests in Collateral (as defined in the APAC Restructuring Agreement) in accordance with Section 13(c) of the APAC Restructuring Agreement shall be terminated and be of no further force and effect and (iii) (v) the Collateral Agency Agreement by and between the APAC Restructuring Agreement Parties, dated as of December 24, 2009, (w) the Security Agreement by and between certain APAC Entities and NNI, as Collateral Agent, dated as of December 24, 2009, (x) the Debenture by and between Nortel Networks (Asia) Limited as “Chargor” and NNI as “Chargee”, dated as of December 24, 2009, (y) the Debenture by and between Nortel Networks Singapore Pte Ltd as “Chargor” and NNI as “Chargee”, dated as of December 24, 2009, and (z) the General Security Deed by and between Nortel Networks New Zealand Limited and NNI as Secured Party, dated as of December 24, 2009, shall in each case be terminated and be of no further force and effect, and any and all security interests or liens on Collateral (as defined in the APAC Restructuring Agreement) pledged or granted thereunder shall be released. In connection with the foregoing, the APAC Restructuring Agreement Parties agree to execute such documents and instruments as may be reasonably requested by any such APAC Debtor for the purpose of releasing or evidencing the termination of any security interest imposed on the assets of such APAC Debtor in accordance with Section 13(c) of the APAC Restructuring Agreement.

3.3	Each APAC Restructuring Agreement Party acknowledges and agrees that all payments as set forth under the heading “4th Estate Settlement Net Cash Balance Payments” on Appendix C-1 and as effected through Section 1.2(a) hereof, as may be adjusted in accordance with Section 3.5 hereof (such payments, collectively, the “Net Cash Balance Payments”), made by an APAC Debtor represents payment of Net Cash Balances (as defined in the APAC Restructuring Agreement) on account of Subsequent Payment Amounts (as defined in the APAC Restructuring Agreement) in accordance with the APAC Restructuring Agreement. Each APAC Restructuring Agreement Party acknowledges and agrees that the intercompany balances outstanding as of September 30, 2011 and the amounts of such Net Cash Balance Payments with respect to each APAC Restructuring Agreement Party are as set forth on Appendix C-1. Each APAC Restructuring Agreement Party also acknowledges and agrees that, upon receipt of the Net Cash Balance Payments, the Remaining Balances related to such APAC Debtor are the outstanding balances of Pre-Filing Intercompany Debt (as defined in the APAC Restructuring Agreement).

3.4	Each APAC Restructuring Agreement Party acknowledges and agrees that execution of this Agreement (or with respect to the Bondholder Group (as hereinafter defined), the

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delivery of a consent thereto) shall constitute prior written consent of the APAC Restructuring Agreement Parties, the Monitor, the Creditors’ Committee, the Bondholder Group and the Joint Administrators to the APAC Restructuring Agreement Parties’ entry into this Agreement, the performance of their obligations hereunder and all payments made and actions taken in accordance herewith.

3.5	Post-Execution Claims against APAC Debtors

(a)	In the event that any APAC Debtor (a “Designated APAC Debtor”) making a Net Cash Balance Payment becomes aware of a claim after the date hereof but prior to the Effective Date (each such claim, a “Post-Execution Claim” and, collectively, the “Post-Execution Claims”) and (i) such Designated APAC Debtor had no knowledge of such claim prior to the date hereof, (ii) the Board of Directors of such Designated APAC Debtor determines in good faith that such Post-Execution Claim, either individually or in the aggregate with other Post-Execution Claims of such APAC Debtor, could give rise to a liability greater than the lesser of (x) US$1,000,000 and (y) ten percent (10%) of the working capital requirement reserve of such APAC Debtor as set out in the December 16, 2011 Restructuring Manager’s Report, and (iii) the Board of Directors of the Designated APAC Debtor determines in good faith that a reduction of the Net Cash Balance Payment (the amount of such reduction being the “Reduction Amount”) to be paid by the Designated APAC Debtor to its Intercompany Creditors hereunder (each an “Affected Creditor”) is necessary to adequately reserve for such Post-Execution Claim(s), such Designated APAC Debtor shall (x) promptly, and in no event later than the Effective Date, provide written notice of such Post-Execution Claim to each Party, including sufficient detail regarding the nature of the Post-Execution Claim for each Party to understand the basis for the need to reserve additional funds and the quantum of the Reduction Amount and (y) use commercially reasonable efforts to mitigate the Post-Execution Claim and reduce the Reduction Amount.

(b)

Upon the delivery of such notice, the Parties agree that (i) the Reduction Amount shall not be transmitted to any Affected Creditor but shall instead be transmitted to such Designated APAC Debtor and (ii) Appendix B and Appendix C-1 hereto shall be amended to reflect the changes resulting from the preceding clause (i), including (x) the decrease in the Net Cash Balance Payments by the Designated APAC Debtor to its Affected Creditors and any resulting decreases (each, an “Echo Decrease”) in Net Cash Balance Payments payable by an Affected Creditor that is also an APAC Debtor (an “Affected Creditor APAC Debtor”) to its Intercompany Creditors (an “Echo Affected Creditor” and, with the Affected Creditors, the “Affected Intercompany Creditors”), (y) the increase in the Remaining Balances owing by the Designated APAC Debtor or the Affected Creditor APAC Debtor to their respective Affected Intercompany Creditors (such increased Remaining Balances to be governed by the provisions of the APAC Restructuring Agreement, as amended hereby) and (z) the decrease in the Aggregate Settlement Share payable to an Affected Intercompany Creditor; provided that, to the extent any Post-Execution Claim is mitigated in whole or in

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part, the mitigation amounts shall be included in the Designated APAC Debtor’s next subsequent calculation of its Net Cash Balance and shall be treated in accordance with the provisions of the APAC Restructuring Agreement; provided, further, that any Affected Intercompany Creditor which has its Aggregate Settlement Share reduced pursuant to this Section 3.5 by an amount that is equal to or greater than the greater of (x) $1,000,000 and (y) twenty percent (20%) of such Affected Intercompany Creditor’s initial Aggregate Settlement Share shall have the right to terminate this Agreement prior to the Escrow Release Effective Date by providing written notice to each of the other Parties hereto, whereupon this Agreement shall terminate and each Party shall have no further rights or obligations hereunder. The Parties agree that the reduction in Net Cash Balance Payments resulting from any Reduction Amount or Echo Decrease shall be borne by the respective Affected Intercompany Creditors of such Designated APAC Debtor or Affected Creditor APAC Debtor on a pro rata basis based on each such Affected Intercompany Creditor’s share of the total Net Cash Balance Payments to be made by the applicable Designated APAC Debtor or Affected Creditor APAC Debtor, with each Affected Intercompany Creditor’s Aggregate Settlement Share being reduced accordingly.

ARTICLE IV — RELEASES

4.1	Release

(a)

Upon transmission by the Escrow Agent of all Aggregate Settlement Shares to each of the relevant Settlement Payment Parties, each of the Non-Filed Entities releases each of the other Parties to this Agreement and each of their respective directors, officers, employees, agents, attorneys, advisors, predecessors, successors and assigns (collectively, the “Releasees”) from (x) any and all claims, rights, debts, defenses, demands, liabilities, obligations, damages, actions, suits, causes of action, and setoffs, whether known or unknown, suspected or unsuspected, accrued or unaccrued, matured or unmatured, past or present, fixed or contingent, liquidated or unliquidated, whether sounding in contract, tort or otherwise (collectively, “Claims”), that such Non-Filed Entity now has, had, or may have against any of the Releasees up to the date of this Agreement other than the Surviving Obligations, including, without limitation, (i) in respect of Sale Proceeds, (ii) in respect of proceeds of sale arising from any other divestiture of assets by or on behalf of a Nortel Party or any of its affiliates including, without limitation, the transactions identified on Schedule 9 hereto; (iii) obligations arising under that certain CDMA/LTE China Side Agreement entered into as of November 2, 2009 by and between Nortel Networks (China) Limited, NNL and NNI, and (iv) obligations arising under that certain Offer in connection with the payment of certain Sale Proceeds to Nortel Networks de Argentina S.A., dated as of March 19, 2010, and (y) any and all Claims in respect of any proceeds of sale of any future divestiture of assets by or on behalf of a Nortel Party or any of its affiliates other than those in which such Non-Filed Entity participates (collectively, the “Released Claims”) and agrees that it shall not allege, file or

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otherwise assert any Released Claim against the Releasees or the Escrow Agent, or any of them, including in respect of an entitlement to or the allocation of Sale Proceeds or any other proceeds of sale in connection with any other divestiture of assets by or on behalf of a Nortel Party or any of its affiliates that has occurred or that may occur, or allege, file or otherwise assert a Claim against either the Releasees or any person which could result in a claim over or right of contribution or indemnity against any of the Releasees in respect of the Released Claims or that could otherwise impact upon a Releasee’s entitlement to or the allocation of Sale Proceeds or any other proceeds of sale in connection with any other divestiture of assets by or on behalf of a Nortel Party or any of its affiliates that has occurred or that may occur; provided, however, that notwithstanding the foregoing, each of Nortel Networks Kabushiki Kaisha, Nortel Technology Excellence Centre Private Ltd., Nortel Networks de Guatemala, Ltda. and Nortel Trinidad and Tobago Limited (each a “NFE US Subsidiary”, and collectively the “NFE US Subsidiaries”) does not hereby release any Claims against any US Debtor other than (i) Claims in respect of Sale Proceeds, (ii) Claims in respect of any other proceeds of sale in connection with any other divestiture of assets by or on behalf of a Nortel Party or any of its affiliates and (iii) Claims which could otherwise impact a US Debtor’s entitlement to or the allocation of Sale Proceeds or any other proceeds of sale in connection with any other divestiture of assets by or on behalf of a Nortel Party or any of its affiliates (such retained Claims, the “NFE US Subsidiary Carve-out”). Upon transmission by the Escrow Agent of all Aggregate Settlement Shares to each of the relevant Settlement Payment Parties, each of the Non-Filed Entities agrees that it shall be prohibited from participating in any court proceeding, mediation, arbitration or other proceeding or discussion to resolve the allocation of Sale Proceeds or any other proceeds of sale in connection with any other divestiture of assets by or on behalf of a Nortel Party or any of its affiliates that has occurred or that may occur.

(b)

Upon transmission by the Escrow Agent of all Aggregate Settlement Shares to each of the relevant Settlement Payment Parties, each of the Parties to this Agreement releases each of the Non-Filed Entities and each of their respective directors, officers, employees, agents, attorneys, advisors, predecessors, successors and assigns (the “NFE Releasees”) from any and all Claims that such Party now has, had or may have had against any of the NFE Releasees up to the date of this Agreement other than the Surviving Obligations, including, without limitation, (i) in respect of Sale Proceeds, (ii) obligations arising under that certain CDMA/LTE China Side Agreement entered into as of November 2, 2009 by and between Nortel Networks (China) Limited, NNL and NNI, and (iii) obligations arising under that certain Offer in connection with the payment of certain Sale Proceeds to Nortel Networks de Argentina S.A., dated as of March 19, 2010; provided, however, that notwithstanding the foregoing, each of the US Debtors does not hereby release any Claims against any NFE US Subsidiary other than Claims in respect of Sale Proceeds (such retained Claims, the “US Debtor Carve-out”, and together with the NFE US Subsidiary Carve-out, the “US Estate Carve-out”). For the avoidance of doubt, the release provided in this Section 4.1(b) shall not impact the rights of the Parties against those Non-Filed Entities of

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which they are a holder of shares, stock, or other equity interests to the extent arising from the holding of such shares, stock or other equity interests in a Non-Filed Entity.

(c)	For the avoidance of doubt, nothing in this Agreement constitutes a waiver of the Canadian Debtors’, the US Debtors’, the EMEA Debtors’, NNSA’s, the EMEA Liquidation Debtors’, the EMEA NFEs’, the Joint Administrators’ (as joint administrators of the EMEA Debtors and NNSA), the Joint Liquidators’ or the NNSA Office Holder’s right to pursue, allege, file or otherwise assert any and all Claims that such Party now has, had or may have had against any Party other than the NFE Releasees, including any claims in which the NFE Releasees may be or have been jointly, severally or concurrently liable with another Party, nor shall it constitute a waiver of any Party’s right to defend, disallow or dispute any such Claims.

4.2	Notwithstanding anything to the contrary in this Agreement, each of the Non-Filed Entities covenants and agrees, if requested to do so, to enter into any license termination agreement with respect to the licenses and rights granted by other Nortel Parties for no further consideration; provided that, such Non-Filed Entity shall, in exchange for such license termination, receive a sublicense from the relevant Nortel Party that provides reasonably equivalent rights to the terminated licenses and rights.

ARTICLE V — REPRESENTATIONS AND WARRANTIES

5.1	Representations and Warranties of the Parties

Subject to satisfaction of the Conditions (as defined below), each Party (but not, for the avoidance of doubt, the Joint Administrators, the Joint Liquidators or the NNSA Office Holder in their personal capacities) hereby severally represents and warrants to each other that, as of the date hereof:

(a)	it has the power and authority to enter into this Agreement and to carry out its obligations hereunder;

(b)	the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary approvals, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement; and

(c)	this Agreement has been duly executed by it and constitutes a legal, valid and binding obligation of such Party that is enforceable against it under all applicable laws and regulations.

5.2	Representations and Warranties of the APAC Restructuring Agreement Parties

(a)	Each of the APAC Restructuring Agreement Parties (but not, for the avoidance of doubt, the Joint Administrators, the Joint Liquidators or the NNSA Office Holder

12

in their personal capacities) severally represents and warrants to each other and to the other Parties that, upon approval by the Canadian Court and the US Court, this Agreement will have been approved in accordance with the terms of the APAC Restructuring Agreement, and the APAC Restructuring Agreement Parties’ execution of this Agreement and the performance of their obligations hereunder will not constitute a violation of any of the provisions of the APAC Restructuring Agreement.

5.3	Representations and Warranties of the APAC Debtors

(a)	Each of the APAC Debtors severally represents and warrants to the APAC Restructuring Agreement Parties that the Net Cash Balance Payments made by it hereunder are payments of Net Cash Balances for the purposes of the APAC Restructuring Agreement.

(b)	Each of the APAC Debtors severally represents and warrants to each other and to the other Parties that, as of the date hereof, each Net Cash Balance Payment made by it hereunder as described on Appendix C-1 does not violate any foreign exchange control or other regulation, statute, rule or legal limitation applicable to the making of such Net Cash Balance Payment.

ARTICLE VI — COVENANTS TO EXECUTE ESCROW

AMENDMENTS AND RELEASE INSTRUCTIONS

6.1	Each of the Escrow Parties, the NNSA Office Holder, the Joint Administrators (acting on behalf of the EMEA Debtors and NNSA (as applicable)) and the Joint Liquidators (acting on behalf of the EMEA Liquidation Debtors (as applicable)) covenants and agrees to execute and deliver, no later than ten Business Days after the Effective Date (as defined below), an amendment, substantially in the form attached hereto as Appendix E, to each Escrow Agreement as necessary to remove all references to each of the Non-Filed Entities as a Depositor (as such term is defined in such Escrow Agreements) or otherwise, such that upon transmission by the Escrow Agent of all Aggregate Settlement Shares to each of the relevant Settlement Payment Parties none of the Non-Filed Entities shall have any further rights or obligations under such Escrow Agreement (the “Escrow Amendments”), and that any term or condition of an Escrow Agreement that explicitly or implicitly requires the consent or participation of a Non-Filed Entity shall be forever deemed not to require such consent or participation. For the avoidance of doubt, the Parties agree that the Escrow Agent is authorized to take all acts requiring the unanimous direction of the Depositors under the Escrow Agreements without the consent or participation of the Non-Filed Entities.

6.2	Each of the Escrow Parties covenants and agrees, no later than ten Business Days after the Effective Date, to execute and deliver to the Escrow Agent an escrow release instruction (each an “Escrow Account Release Instruction”), the form of which is attached hereto as Appendix F, directing the Escrow Agent to withdraw the Settlement Amount from each Escrow Account relating to each Escrow Agreement to which it is a party and for the Escrow Agent to deposit the Settlement Amount in the Intermediate Distribution Account.

13

6.3	Each of the Escrow Parties covenants and agrees, no later than ten Business Days after the Effective Date, to execute and deliver to the Escrow Agent an escrow release instruction (the “Intermediate Distribution Account Release Instruction” and together with the Escrow Account Release Instructions, the “Escrow Release Instructions”), the form of which is attached hereto as Appendix G, directing the Escrow Agent to transmit the Aggregate Settlement Share from the Intermediate Distribution Account to the Settlement Payment Parties in accordance with Appendix B attached hereto (the date on which all obligations of each of the specified Parties under Sections 6.1, 6.2 and 6.3 have been satisfied, the “Escrow Release Trigger Date”).

6.4	Without limiting those obligations in Sections 6.1, 6.2, and 6.3, each of the Parties covenants and agrees to use commercially reasonable efforts to effect the outcomes described in Sections 6.1, 6.2, and 6.3 above including, without limitation, promptly executing and delivering any further documentation that may be required by the Escrow Agent.

6.5	For the purpose of this Article VI, “Business Day” shall mean a day that is not a Saturday, Sunday or national public holiday in Canada, the United States or any part of the United Kingdom

ARTICLE VII — CONDITIONS TO EFFECTIVENESS

7.1	Court Approval and Delivery of Release

(a)	No provision of this Agreement except the provisions of this Article VII and Article VIII shall be effective until the satisfaction of all of the following conditions in this Section 7.1(a) (each, a “Condition” and collectively, the “Conditions”, and the date of the satisfaction of all Conditions, the “Effective Date”):

(i)	the Canadian Court shall have granted an order approving the entirety of this Agreement and all provisions hereof including, without limitation, the amendments to the APAC Restructuring Agreement contemplated herein, and such order shall have become final and non-appealable;

(ii)	the US Court shall have granted an order approving the entirety of this Agreement and all provisions hereof including, without limitation, the amendments to the APAC Restructuring Agreement contemplated herein, and such order shall have become final and non-appealable; and

(iii)	Nortel Networks del Paraguay S.A. shall have executed and delivered (i) the Full and Final Acknowledgement and Release (Paraguay) to the Nortel Parties, the form of which is attached hereto as Appendix H and (ii) its signature pages to the Escrow Amendment, the Escrow Account Release Instructions for the Escrow Account of which it is a Depositor and the Intermediate Distribution Account Release Instruction.

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(b)	The Canadian Debtors and the US Debtors (as applicable) shall:

(i)	use commercially reasonable efforts to satisfy the Conditions set forth in Sections 7.1(a)(i) and 7.1(a)(ii) above in their respective Courts as soon as possible, taking into account the availability of the respective Courts to address the matters set forth in this Agreement; and

(ii)	keep all other Parties and counsel and financial advisors to the ad hoc committee of bondholders (the “Bondholder Group”) reasonably apprised of the progress of the satisfaction of the Conditions and provide such other information regarding the satisfaction of the Conditions as reasonably requested by other Parties.

(c)	Each Party hereto shall not oppose the reasonable participation of any other Party or the Bondholder Group in connection with any proceedings in any Court related to the satisfaction of the Conditions to the extent such entity does not already have standing.

ARTICLE VIII — MISCELLANEOUS

8.1	Reservation of Rights

(a)	The Parties hereby acknowledge and agree that they are entering into this Agreement for settlement purposes only and nothing herein or the actions taken as a result hereof shall constitute an acknowledgment or admission as to the correct methodology for determining allocation of the Sale Proceeds of a particular Global Sale or the proceeds of any other transaction, including, without limitation, the sale of assets, business or intellectual property, that could be subject to allocation among any of the Parties or their affiliates, and shall not constitute an amendment, modification or waiver of rights of any Party (other than by or with respect to the Non-Filed Entities) or bar, prohibit, terminate or in any way hinder or enhance the rights of the Parties to this Agreement (other than by or with respect to the Non-Filed Entities) to present any arguments, methodologies, legal or factual theories in support of a proposed allocation of the Sale Proceeds or the proceeds of any other transaction, including, without limitation, the sale of assets, business or intellectual property, that could be subject to allocation amongst any of the Parties or their affiliates, and such presentation shall not, or otherwise be deemed to, constitute in any way a violation of a Party’s rights under any existing agreement. The Parties agree that no Party shall use as evidence, or otherwise rely upon, this Agreement or any part hereof (including, without limitation, the amount and/or payment of the Settlement Amount or a Party’s Settlement Share) in any way to support its right to a particular allocation of the Sale Proceeds or any other sale proceeds.

15

(b)	The Parties hereby acknowledge and agree that, in the event the Escrow Release Effective Date does not occur or the Agreement is terminated pursuant to Section 3.5, nothing in this Agreement, including without limitation the provisions of Section 2.1 hereof, shall constitute an acknowledgment, admission, amendment, modification or waiver of claims governed by this Agreement or any other rights or obligations of the Parties.

8.2	Governing Law and Jurisdiction

(a)	This Agreement shall be governed exclusively by the laws of the State of New York without regard to the rules of conflict of laws of the State of New York or any other jurisdiction.

(b)	To the fullest extent permitted by applicable law, each Party (i) agrees to submit to the jurisdiction of the US and Canadian Courts (including for purposes of a joint hearing conducted under the cross-border insolvency protocol, as amended and as the same may be further amended, approved by the US and Canadian Courts in their respective proceedings (the “Cross-Border Protocol”)), for purposes of all legal proceedings to the extent relating to the matters agreed in this Agreement; (ii) agrees that any claim, action or proceeding by such Party seeking any relief whatsoever to the extent relating to the matters in this Agreement must be commenced in (v) a joint hearing of both the Canadian and US Courts conducted under the Cross-Border Protocol if such claim, action or proceeding would affect any of the Canadian Debtors and any of the US Debtors, (w) the US Court for any claim, action or proceeding if such claim, action or proceeding would affect the US Debtors and not affect the Canadian Debtors, (x) the Canadian Court if such claim, action or proceeding would affect the Canadian Debtors, but not affect the US Debtors, (y) the courts of England and Wales if such claim, action or proceeding would affect the main administration proceedings of NNSA any of the EMEA Debtors or the Joint Administrators (including as joint administrators of NNSA) and any of the EMEA Liquidation Debtors or the Joint Liquidators, but not affect the US Debtors or the Canadian Debtors, or (z) the courts of France if such claim, action or proceeding would affect the NNSA Office Holder or the NNSA Secondary Proceedings but not any of the EMEA Debtors, the Joint Administrators, the EMEA Liquidation Debtors, the Joint Liquidators, the US Debtors or the Canadian Debtors; (iii) waives and agrees not to assert any objection that it may now or hereafter have to the laying of the venue of any such action brought in such a court or any claim that any such action brought in such a court has been brought in an inconvenient forum; (iv) agrees that mailing of process or other papers in connection with any such action or proceeding or any other manner as may be permitted by law shall be valid and sufficient service thereof; and (v) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

16

8.3	Amendments

This Agreement may be amended, by means of a written amendment signed by all Parties, which amendments, if material, must be approved by the US Court and the Canadian Court.

8.4	Counterparts

This Agreement may be executed in separate counterparts (which may include counterparts delivered by facsimile or other electronic transmission) and all of said counterparts taken together shall be deemed to be an original and shall be binding on the Party who signed the counterpart and all of which together shall constitute a single agreement.

8.5	Joint Administrators and NNSA Office Holder

(a)	The Parties agree that the Joint Administrators and the NNSA Office Holder have negotiated and are entering into this Agreement as agents for the EMEA Debtors to which they are appointed and NNSA (as applicable) and that none of the Joint Administrators or the NNSA Office Holder, their respective firms, partners, employees, advisers, representatives or agents shall incur any personal liability whatsoever whether on their own part or in respect of any failure on the part of any Party to observe, perform or comply with any of its obligations under this Agreement or under or in relation to any associated arrangements or negotiations.

(b)	The Joint Administrators are a Party to this Agreement:

(i)	as agents of NNSA and the respective EMEA Debtors of which they are administrators; and

(ii)	in their own capacities solely for taking the benefit of the statutory charges under Paragraph 99(3) of Schedule B1 of the United Kingdom Insolvency Act 1986 and for the purposes of obtaining the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Administrators and enforcing the obligations of certain other Parties to this Agreement.

8.6	Joint Liquidators

(a)	The Parties agree that the Joint Liquidators have negotiated and are entering into this Agreement as agents for the EMEA Liquidation Debtors to which they are appointed and that none of the Joint Liquidators, their respective firms, partners, employees, advisers, representatives or agents shall incur any personal liability whatsoever whether on their own part or in respect of any failure on the part of any Party to observe, perform or comply with any of its obligations under this Agreement or under or in relation to any associated arrangements or negotiations.

(b)	The Joint Liquidators are a Party to this Agreement:

(i)	as agents of the respective EMEA Liquidation Debtors of which they are liquidators; and

17

(ii)	in their own capacities solely for obtaining the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Liquidators and enforcing the obligations of certain other Parties to this Agreement.

8.7	Several Obligations

Except as specifically set forth in this Agreement, the obligations of each Party hereunder are several, and not joint and several.

8.8	Binding; Successors and Assigns

Except as otherwise expressly provided in this Agreement, all representations, warranties, covenants and agreements set forth in this Agreement by or on behalf of the Parties hereto will be binding upon and inure to the benefit of such Parties and their respective successors and permitted assigns, including, without limitation, any administrator, liquidator, trustee, receiver appointed as a successor or assign of any Party.

8.9	Specific Performance

The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedies to which the Parties are entitled at law or in equity, each of the Parties shall be entitled to equitable relief to prevent or remedy breaches of this Agreement, without the proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance in respect of such breaches.

8.10	Entire Agreement

(a)	This Agreement constitutes the entire understanding and agreement between the signatories hereto in relation to the subject matter of this Agreement.

(b)	Each Party acknowledges that it has not entered into this Agreement in reliance wholly or partly on any representation or warranty made by or on behalf of the other Party (whether orally or in writing) other than as expressly set out in this Agreement.

(c)	The settlements contained in this Agreement are integrated and mutually dependent. In the event that any provision herein shall be illegal, invalid, or unenforceable, the entire Agreement shall be rendered null and void.

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8.11	Consent of the Creditors’ Committee

Consistent with Section 12(g)(i) of the Interim Funding and Settlement Agreement, dated June 9, 2009 among certain of the Parties, the US Debtors acknowledge that they have consulted with the Creditors’ Committee and obtained its consent prior to entering into this Agreement, which consent is evidenced by the signature of the Creditors’ Committee below.

[SIGNATURE PAGES FOLLOW]

19

NORTEL NETWORKS LIMITED		NORTEL NETWORKS CORPORATION

By:	/S/ ANNA VENTRESCA	By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca	Name:	Anna Ventresca
Title:	General Counsel-Corporate and	Title:	General Counsel-Corporate and
	Corporate Secretary		Corporate Secretary

By:	/S/ CLARKE GLASPELL	By:	/S/ CLARKE GLASPELL
Name:	Clarke Glaspell	Name:	Clarke Glaspell
Title:	Controller	Title:	Controller

NORTEL NETWORKS INC.

By:	/S/ JOHN J. RAY, III
Name:	John J. Ray, III
Title:	Principal Officer

ERNST & YOUNG INC. IN ITS		THE OFFICIAL COMMITTEE OF
CAPACITY AS THE MONITOR OF		UNSECURED CREDITORS OF NORTEL
NORTEL NETWORKS CORPORATION		NETWORKS INC., ET. AL.
ET AL.,
AND NOT IN ITS PERSONAL		By: AKIN GUMP STRAUSS HAUER &
CAPACITY		FELD LLP, as Counsel to the Committee
and authorized signatory and not in its
individual capacity

By:	/S/ SHARON HAMILTON	By:	/S/ DAVID H. BOTTER
Name:	Sharon Hamilton	Name:	David H. Botter
Title:	Senior Vice-President	Title:	Member of the Firm

APAC/CALA Settlement Agreement – Signature Page

NORTEL NETWORKS TECHNOLOGY CORPORATION

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director and Secretary

NORTEL NETWORKS DE MEXICO, S.A. DE C.V.

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Legal Representative

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Legal Representative

NORTEL DE MEXICO, S. DE R.L. DE C.V.

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Legal Representative

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Legal Representative

NORTEL NETWORKS PERU S.A.C.

By:	/S/ LUIS GASTANETA ALAYZA
Name:	Luis Gastañeta Alayza
Title:	Legal Representative

NORTEL NETWORKS AUSTRALIA PTY. LIMITED

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director

APAC/CALA Settlement Agreement – Signature Page

PT NORTEL NETWORKS INDONESIA

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director

NORTEL NETWORKS MALAYSIA SDN. BHD.

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director

NORTEL NETWORKS NEW ZEALAND LIMITED

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director

NORTEL NETWORKS SINGAPORE PTE. LIMITED

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director

NORTEL NETWORKS SINGAPORE PTE. LIMITED on behalf of NORTEL NETWORKS SINGAPORE PTE. LIMITED – PHILIPPINES BRANCH

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director

APAC/CALA Settlement Agreement – Signature Page

NORTEL NETWORKS (ASIA) LIMITED

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

NORTEL NETWORKS (ASIA) LIMITED on behalf of NORTEL NETWORKS (ASIA) LIMITED – PAKISTAN BRANCH

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

NORTEL NETWORKS (ASIA) LIMITED on behalf of NORTEL NETWORKS (ASIA) LIMITED – TAIWAN BRANCH

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

NORTEL NETWORKS (CHINA) LIMITED

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Legal Representative

NORTEL NETWORKS (THAILAND) LIMITED

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director

NORTEL NETWORKS KOREA LIMITED

By:	/S/ CHRISTOPHER NOEL VAUGHAN JOHN
Name:	Christopher Noel Vaughan John
Title:	Representative Director

APAC/CALA Settlement Agreement – Signature Page

NORTEL VIETNAM LIMITED

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	General Director

NORTEL NETWORKS (INDIA) PRIVATE LIMITED

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director

NORTEL NETWORKS TELECOMMUNICATIONS EQUIPMENT (SHANGHAI) CO. LIMITED

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Legal Representative

NORTEL NETWORKS DE ARGENTINA S.A.

By:	/S/ JORGE NUNEZ
Name:	Jorge Nuñez
Title:	Legal Representative

NORTEL NETWORKS DEL ECUADOR S.A.

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	General Manager

APAC/CALA Settlement Agreement – Signature Page

NORTEL NETWORKS GLOBAL CORPORATION

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director and President

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director and Secretary

NORTEL NETWORKS INTERNATIONAL CORPORATION

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Director and President

By:	/S/ ANNA VENTRESCA
Name:	Anna Ventresca
Title:	Director and Secretary

NORTEL NETWORKS DEL URUGUAY S.A.

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	President of the Board of Directors

NORTEL NETWORKS CHILE S.A.

By:	/S/ ALLAN BIFIELD
Name:	Allan Bifield
Title:	Legal Representative

APAC/CALA Settlement Agreement – Signature Page

NORTEL NETWORKS DE GUATEMALA LTDA.

By:	/S/ LUIS-FERNANDO GUERRA SANZ
Name:	Luis-Fernando Guerra Sanz
Title:	Sole Administrator and Legal Representative

NORTEL TRINIDAD & TOBAGO LIMITED

By:	/S/ LUIS-FERNANDO GUERRA SANZ
Name:	Luis-Fernando Guerra Sanz
Title:	Director

NORTEL NETWORKS KABUSHIKI KAISHA

By:	/S/ STEPHEN GIVENS
Name:	Stephen Givens
Title:	Resident Director

NORTELTECHNOLOGY EXCELLENCE CENTRE PRIVATE LIMITED

By:	/S/ LUIS-FERNANDO GUERRA SANZ
Name:	Luis-Fernando Guerra Sanz
Title:	Director

APAC/CALA Settlement Agreement – Signature Page

NORTEL NETWORKS (CALA) INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

QTERA CORPORATION

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

XROS, INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

CORETEK, INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

ARCHITEL SYSTEMS (U.S.) CORPORATION

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

APAC/CALA Settlement Agreement – Signature Page

NORTEL ALTSYSTEMS, INC. (previously “ALTEON WEBSYSTEMS, INC.”)

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

NORTEL ALTSYSTEMS INTERNATIONAL INC. (previously “ALTEON WEBSYSTEMS INTERNATIONAL, INC.”)

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

NORTEL NETWORKS APPLICATIONS MANAGEMENT SOLUTIONS INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

NORTEL NETWORKS CABLE SOLUTIONS INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

NORTEL NETWORKS CAPITAL CORPORATION

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

NORTEL NETWORKS HPOCS INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

APAC/CALA Settlement Agreement – Signature Page

NORTEL NETWORKS INTERNATIONAL INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

NORTEL NETWORKS OPTICAL COMPONENTS INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

NORTHERN TELECOM INTERNATIONAL INC.

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

SONOMA SYSTEMS

By:	/S/ JOHN J RAY, III
Name:	John J Ray, III
Title:	Principal Officer

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks UK Limited (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel GmbH (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	)	/S/ C.J. HILL
) )

/S/ WILMA GRAHAM
Witness signature
)
)
Name: Wilma Graham	)
Address:

SIGNED for and on behalf of Nortel Networks SpA (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:		/S/ C.J. HILL
)
) )

/S/ WILMA GRAHAM
Witness signature
)
Name: Wilma Graham	)
Address:	)

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks Hispania S.A. (in administration by C.J. Hill as Joint Administrator (acting (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel Networks B.V. (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel Networks AB (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks N.V. (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel Networks (Austria) GmbH (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel Networks Portugal S.A. (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks s.r.o. (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel Networks Polska Sp. z.o.o. (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks France S.A.S. (in administration) by Kerry Trigg acting as authorized representative for the Joint Administrators (acting as agent and without personal liability) in the presence of:	) ) )	/S/ KERRY TRIGG

/S/ LEISA HARKIN
Witness signature	)
)
)
Name: Leisa Harkin
Address: Ernst & Young LLP 1 More London Place London, SE1 2AF United Kingdom

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks Engineering Service kft (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel Networks Slovensko, s.r.o. (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel Networks Romania Srl (in administration) by C.J. Hill as Joint Administator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks Oy (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:

SIGNED for and on behalf of Nortel Networks International Finance & Holding B.V. (in administration) by C.J. Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ C.J. HILL

/S/ WILMA GRAHAM
Witness signature	)
)
)
Name: Wilma Graham
Address:	)

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks Optical Components Limited (in liquidation) by Kerry Trigg as liquidator (acting as agent and without personal liability), in the presence of:	) ) )	/S/ KERRY TRIGG

/S/ LEISA HARKIN
Witness signature	)
)
)
Name: Leisa Harkin
Address: Ernst & Young LLP 1 More London Place London, SE1 2AF United Kingdom

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks (Ireland) Limited (in administration) by David Hughes as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) )	/S/ DAVID HUGHES

/S/ NIALL COVENEY
Witness signature	)
)
)
Name: Niall Conveny
Address: c/o Ernst & Young Harcourt Street Dublin 2

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks (Northern Ireland) Limited (in liquidation) by Kerry Trigg, as liquidator (acting as agent and without personal liability), in the presence of:	) ) )	/S/ KERRY TRIGG

/S/ LEISA HARKIN
Witness signature	)
)
)
Name: Leisa Harkin
Address: Ernst & Young 1 More London Place London SE1 2AF United Kingdom

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks AG by Dave Quane in the presence of:	) ) )	/s/ Dave Quane

/S/ PERIHAN YAZICI
Witness signature

)
Name: Perihan Yazici	)
Address: Nortel Fleming House 71 King Street Maidenhead U.K. SL6 1DU	)

APAC/CALA Settlement Agreement – Signature Page

SIGNED by Alan Bloom

In his own capacity and on behalf of the Joint Administrators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Administrators:

	) ) )	/S/ ALAN BLOOM

/S/ WILMA GRAHAM
Witness signature

)
Name: Wilma Graham	)
Address:	)

APAC/CALA Settlement Agreement – Signature Page

SIGNED by Kerry Trigg

In her own capacity and on behalf of the Joint Liquidators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Liquidators:

	) ) )	/S/ KERRY TRIGG

/S/ LEISA HARKIN
Witness signature

)
Name: Leisa Harkin	)
Address: Ernst & Young LLP 1 More London Place London SE1 2AF United Kingdom	)

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel Networks AS by Dave Quane in the presence of:	) ) )	/S/ DAVE QUANE

/S/ PERIHAN YAZICI
Witness signature
)
Name: Perihan Yazici	)
Address: Nortel Fleming House 71 King Street, Maidenhead SL6 1DU United Kingdom	)

SIGNED for and on behalf of Nortel Networks South Africa (Pty) Limited by Dave Quane in the presence of:	) ) )	/S/ DAVE QUANE

/S/ PERIHAN YAZICI
Witness signature

)
Name: Perihan Yazici	)
Address: Nortel Fleming House 71 King Street, Maidenhead SL6 1DU United Kingdom	)

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of NORTEL NETWORKS S.A. (in administration and secondary proceedings) by Maître Cosme Rogeau, in his capacity as French Liquidator (Mandataire Liquidateur), acting as agent and without personal liability, in the presence of:	)	/S/ COSME ROGEAU
	)	Cosme Rogeau
)
)

Witness signature	)
)
/S/ RAJEEV SHARMA FOKEER	)
Name: Rajeev Sharma Fokeer
Address: Partner, FTPA
1 bis Avenue Foch
257116 Paris, France

APAC/CALA Settlement Agreement – Signature Page

SIGNED for and on behalf of Nortel networks S.A. (in administration and secondary proceedings) by C.J. Hill acting as authorised representative for the Joint Administrators (acting as agent and without personal liability) in the presence of:	)	/S/ C.J. HILL
)
)
)

)
Witness signature	)
)
/S/ WILMA GRAHAM
Name: Wilma Graham
Address: Ernst & Young LLP
1 More London Place
London SE1 2AF
United Kingdom

APAC/CALA Settlement Agreement – Signature Page

Schedule 1

Canadian Debtors

1.	Nortel Networks Corporation

2.	Nortel Networks Limited

3.	Nortel Networks Global Corporation

4.	Nortel Networks International Corporation

5.	Nortel Networks Technology Corporation

Schedule 2

US Debtors

1.	Nortel Networks Inc.

2.	Architel Systems (U.S.) Corporation

3.	CoreTek, Inc.

4.	Nortel Altsystems, Inc. (previously “Alteon WebSystems, Inc.”)

5.	Nortel Altsystems International Inc. (previously “Alteon WebSystems International, Inc.”)

6.	Nortel Networks Applications Management Solutions Inc.

7.	Nortel Networks Cable Solutions Inc.

8.	Nortel Networks Capital Corporation

9.	Nortel Networks (CALA) Inc.

10.	Nortel Networks HPOCS Inc.

11.	Nortel Networks International Inc.

12.	Nortel Networks Optical Components Inc.

13.	Northern Telecom International Inc.

14.	Qtera Corporation

15.	Sonoma Systems

16.	Xros, Inc.

Schedule 3

EMEA Debtors

1.	Nortel Networks UK Limited (In Administration)

2.	Nortel Networks (Ireland) Limited (In Administration)

3.	Nortel Networks NV (In Administration)

4.	Nortel Networks SpA (In Administration)

5.	Nortel Networks BV (In Administration)

6.	Nortel Networks Polska Sp z.o.o. (In Administration)

7.	Nortel Networks Hispania, SA (In Administration)

8.	Nortel Networks (Austria) GmbH (In Administration)

9.	Nortel Networks sro (In Administration)

10.	Nortel Networks Engineering Services Kft (In Administration)

11.	Nortel Networks Portugal SA (In Administration)

12.	Nortel Networks Slovensko, sro (In Administration)

13.	Nortel Networks Romania Srl (In Administration)

14.	Nortel GmbH (In Administration)

15.	Nortel Networks Oy (In Administration)

16.	Nortel Networks AB (In Administration)

17.	Nortel Networks International Finance & Holding BV (In Administration)

18.	Nortel Networks France S.A.S. (In Administration)

Schedule 4

APAC Entities

1.	Nortel Networks (Asia) Limited

2.	Nortel Networks Australia Pty. Limited

3.	Nortel Networks (India) Private Limited

4.	PT Nortel Networks Indonesia

5.	Nortel Networks Japan (Japanese name is Nortel Networks Kabushiki Kaisha)

6.	Nortel Networks Korea Limited

7.	Nortel Networks Malaysia Sdn. Bhd.

8.	Nortel Networks New Zealand Limited

9.	Nortel Networks Singapore Pte Ltd

10.	Nortel Networks (Thailand) Limited

11.	Nortel Vietnam Limited

12.	Nortel Networks (China) Limited

13.	Nortel Networks Telecommunications Equipment (Shanghai) Co., Ltd

14.	Nortel Technology Excellence Centre Private Limited

Schedule 5

CALA Entities

1.	Nortel Networks de Argentina S.A.

2.	Nortel Networks Chile S.A.

3.	Nortel Networks del Ecuador S.A.

4.	Nortel Networks de Guatemala Ltda.

5.	Nortel Networks de Mexico, S.A. de C.V.

6.	Nortel Networks Perú S.A.C.

7.	Nortel Networks del Uruguay S.A.

8.	Nortel de Mexico, S. de R.L de C.V.

9.	Nortel Trinidad and Tobago Limited

Schedule 6

EMEA NFEs

1.	Nortel Networks AS

2.	Nortel Networks AG

3.	Nortel Networks South Africa (Pty) Limited

Schedule 7

List of Global Sales

Those sales pertaining to the following sale agreements and any related sale agreements entered into by any of the EMEA Debtors:

1.	The Asset Purchase Agreement entered into among certain of the Nortel Parties and Radware Ltd., as of February 19, 2009, as may have been amended from time to time until such transaction closed on April 1, 2009 (the “Layer 4-7 Sale Agreement”)

2.	The Asset Sale Agreement entered into among certain of the Nortel Parties and Telefonaktiebolaget L M Ericsson (publ), as of July 24, 2009, as may have been amended from time to time until such transaction closed on November 13, 2009. (the “CDMA Sale Agreement”)

3.	The Amended and Restated Asset and Share Sale Agreement entered into among certain of the Nortel Parties and Avaya Inc., as of September 14, 2009, as may have been amended from time to time until such transaction closed on December 18, 2009 (the “Enterprise Sale Agreement”)

4.	The Asset Sale Agreement entered into among certain of the Nortel Parties and Ciena Corporation, as of November 24, 2009, as may have been amended from time to time until such transaction closed on March 31, 2010 (the “MEN Sale Agreement”)

5.	The Asset Sale Agreement entered into among certain of the Nortel Parties and Telefonaktiebolaget L M Ericsson (publ), as of November 24, 2009, as may have been amended from time to time until such transaction closed on March 31, 2010 (the “GSM/GSM-R Sale Agreement”)

6.	The Asset Sale Agreement entered into among certain of the Nortel Parties and Kapsch CarrierCom AG, as of November 24, 2009, as may have been amended from time to time until such transaction closed on March 31, 2010.

7.	The Asset Sale Agreement entered into among certain of the Nortel Parties and GENBAND Inc., as of December 22, 2009, as may have been amended from time to time until such transaction closed on May 28, 2010 (the “CVAS Sale Agreement”)

8.	The Asset Sale Agreement entered into among certain of the Nortel Parties and Telefonaktiebolaget L M Ericsson (publ), as of May 11, 2010, as may have been amended from time to time until such transaction closed on June 4, 2010 (the “GSM Retained Contracts Sale Agreement”)

9.	The Asset Sale Agreement entered into among certain of the Nortel Parties and Telefonaktiebolaget L M Ericsson (publ), as of September 24, 2010, as may have been amended from time to time until such transaction closed on March 11, 2011 (the “MSS Sale Agreement”)

10.	The Asset Sale Agreement entered into among certain of the Nortel Parties and Rockstar Bidco, LP, as of June 30, 2011, as may have been amended from time to time until such transaction closed on July 29, 2011 (the “Global IP Sale Agreement”)

11.	The Transaction Agreement entered into among certain of the Nortel Parties and Hitachi, Ltd., as of October 25, 2009, as may have been amended from time to time until such transaction closed on December 8, 2009 (the “Packet Core Sale Agreement”)

Schedule 8

Escrow Agreements

1.	CDMA/LTE Access

Escrow Agreement dated as November 11, 2009 by and among NNC, NNL, NNI, the EMEA Filed Entities, the Estate Fiduciaries and the Escrow Agent.

2.	Enterprise Solutions

Escrow Agreement dated as of December 18, 2009, and as amended from time to time, by and among NNC, NNL, NNI, the other entities identified therein as Sellers, the EMEA Filed Entities, the Estate Fiduciaries and the Escrow Agent.

3.	Metro Ethernet Networks

MEN Distribution Escrow Agreement dated as of March 19, 2010, and as amended from time to time, by and among NNC, NNL, NNI, the other entities identified therein as Sellers, the EMEA Sellers and certain of their Affiliates as identified therein, NNSA, the Estate Fiduciaries and the Escrow Agent.

4.	GSM/GSM-R

GSM/GSM-R Distribution Escrow Agreement dated as of March 31, 2010, and as amended from time to time, by and among NNC, NNL, NNI, the other entities identified therein as Sellers, the EMEA Sellers as identified therein, NNSA, Nortel Networks (Asia) Limited, the entities identified therein as North American ALT Selling Debtors, the entities identified therein as EMEA ALT Selling Debtors, the Estate Fiduciaries and the Escrow Agent.

5.	Carrier Voice-Over IP and Application Solutions

CVAS Distribution Escrow Agreement dated as of May 27, 2010, and as amended from time to time, by and among NNC, NNL, NNI, the other entities identified therein as Sellers, the EMEA Sellers and certain of their Affiliates as identified therein, NNSA, the Estate Fiduciaries and the Escrow Agent.

6.	GSM Retained Contracts

GSM Retained Contracts Distribution Escrow Agreement dated June 3, 2010, and as amended from time to time, by and among NNL, NNI, Nortel Networks (CALA) Inc., the other entities identified therein as Sellers, the Estate Fiduciaries and the Escrow Agent.

7.	Multi-Service Switch

MSS Distribution Escrow Agreement dated as of March 11, 2001, and as amended from time to time, by and among NNC, NNL, NNI, the other entities identified therein as Sellers, the EMEA Sellers and Certain of their Affiliates as identified therein, NNSA, the Israeli Company, the Estate Fiduciaries and the Escrow Agent.

8.	Layer 4-7

Escrow Agreement dated as of March 31, 2009 by and among NNI, NNL, those entities identified therein as EMEA Sellers, the Joint Administrators and the Escrow Agent.

Schedule 9

Other Sales

1.	The Asset Sale Agreement entered into among NNL, Nortel Networks Technology Corporation and 7522312 Canada Inc., as of June 17, 2010, as may have been amended from time to time until such transaction closed on June 30, 2010 (the “Relay Sale Agreement”)

2.	The Share Purchase Agreement entered into between NNL and Telefonaktiebolaget L M Ericsson (publ), as of April 21, 2010, as may have been amended from time to time until such transaction closed on June 29, 2010 (the “LG-Nortel Sale Agreement”)

3.	The Asset Sale Agreement entered into among NNL, Nortel Networks Technology Corporation and CSC Holdings, LLC, dated November 23, 2011 (the “IP Address Cablevision Sale Agreement”)

4.	The Asset Sale Agreement entered into among NNL, Nortel Networks Technology Corporation and Salesforce.com, Inc., dated December 1, 2011 (the “IP Address Salesforce Sale Agreement”)

5.	The Asset Sale Agreement entered into between NNI and Microsoft Cororation, as of March 16, 2011, as may have been amended from time to time until such transaction closed on May 11, 2011 (the “US IP Address Sale Agreement”)

6.

The Asset Sale Agreement entered into among Guangdong Nortel Telecommunications Equipment Company Ltd. (“GDNT”) and Ericsson (China) Communications Company Ltd., as of December 1, 2010, as may have been amended from time to time until such transaction closed on May 12, 2011 (the “GDNT Sale Agreement”) [1]

7.	The Asset Sale Agreement entered into among NNL, Nortel Networks Technology Corporation and Bell Aliant Regional Communications, Limited Partnership dated January 30, 2012

8.	The Asset Sale Agreement entered into among NNL, Nortel Networks Technology Corporation and Vodafone Americas Inc. dated February 9, 2012, as amended

[1]

Notwithstanding the release provided in Section 4.1(a) hereof, Nortel Networks (China) Ltd does not release any claim it may have to sale proceeds arising from the GDNT Sale Agreement in its capacity as a shareholder of GDNT.

List of Appendices

Appendix A	-	Allocation of Sale Proceeds to Non-Filed Entities by Escrow Account

Appendix B	-	Payment of Settlement Amount to Settlement Payment Parties

Appendix C-1	-	Outstanding Balances as of September 30, 2011

Appendix C-2	-	Certain Payments Made After September 30, 2011

Appendix C-3	-	Certain Surviving Obligations

Appendix D	-	[Reserved]

Appendix E	-	Form of Amendments to Escrow Agreements

Appendix F	-	Form of Escrow Account Release Instructions

Appendix G	-	Form of Intermediate Distribution Account Release Instruction

Appendix H	-	Form of Full and Final Acknowledgement and Release (Paraguay)